UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2009

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01	Other Events.

SVB Financial Group (the “Company”) is filing this Current Report on Form 8-K to update its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, to reflect, for all periods presented a reorganization of the Company’s operating segments effective January 1, 2009, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the first quarter of 2009 filed on May 8, 2009. In addition, the revised consolidated financial statements and related notes and other financial information reflect (a) the correction of an immaterial error in prior periods identified and disclosed in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2009 filed on August 7, 2009, and (b) the Company’s January 1, 2009 adoption of guidance issued by the Financial Accounting Standards Board (“FASB”) relating to (i) Statement of Financial Accounting Standard (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of Accounting Research Bulletin No. 51 (“SFAS No. 160”), and (ii) FASB Staff Position (“FSP”) Accounting Principles Board (“APB”) Opinion No. 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB No. 14-1”) both of which are required to be applied retrospectively. This Form 8-K report is issued for the purpose of incorporating its contents in the Registration Statement on Form S-3 which we intend to file substantially concurrently herewith. Under Securities and Exchange Commission (the “SEC”) guidance, the revised segment financial reporting required by SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, should be provided for previously-issued financial statements included in the Company’s 2008 Annual Report on Form 10-K, if those financial statements are incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements related to periods prior to the revised segment financial reporting.

Additionally, as discussed in greater detail below, the Company is correcting in this report certain compensation disclosures for its named executive officers contained in the Company’s Definitive Proxy Statement filed on March 30, 2009 (the “Proxy Statement”), which was incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, by reference.

Updated Financial Information

Segment Reporting. The reorganization of the Company’s operating segments in 2009 was the result of changing the way we monitor performance and the results of our business. We have reclassified all prior period segment information to conform to the current presentation of our reportable segments. The segment reorganization did not change the Company’s previously reported financial position, results of operations or stockholders’ equity.

Correction of Immaterial Error. During the second quarter of 2009, we determined that we had incorrectly recognized certain gains and losses on foreign exchange contracts in prior periods. Even though the error was considered to be immaterial to prior periods, we have revised the financial statements given that the cumulative impact of correcting the error was material to the results in the interim quarter ended June 30, 2009.

Noncontrolling Interests. The adoption of SFAS No. 160 required us to reclassify our presentation of noncontrolling interests (formerly referred to as minority interests) in our financial statements and had no effect on our financial position, results of operations or stockholders’ equity.

Convertible Debt Instruments. The adoption of FSP APB No. 14-1 required us to retrospectively adjust our historical financial statements to conform to the new accounting treatment for both our $150 million zero-coupon convertible subordinated notes, which matured on June 15, 2008 and our $250 million 3.875% convertible senior notes, due April 15, 2011.

The table below highlights the items revised in connection with the revision of certain immaterial gains and losses on foreign exchange contracts that were incorrectly recorded in prior periods and the adoption of FSP APB No. 14-1. As stated previously, the segment reorganization and adoption of SFAS No. 160 did not change the Company’s previously reported consolidated operating results.

	Year ended December 31, 2008		Year ended December 31, 2007
(Dollars in thousands, except per share amounts)	As originally filed	As revised	As originally filed	As revised
Income Statement
Net interest income	$372,009	$368,595	$380,933	$375,842
Noninterest income	156,148	152,365	221,384	220,969
Income tax expense	55,068	52,213	86,778	84,581
Net income attributable to SVBFG	78,628	74,286	123,638	120,329
Net income available to common stockholders	77,921	73,579	123,638	120,329
Earnings per common share — diluted	2.29	2.16	3.37	3.28

Balance Sheet
Cash and due from banks	$1,791,396	$1,789,311	$325,399	$324,510
Total assets	10,020,892	10,018,280	6,692,456	6,692,171
Long-term debt	1,000,640	995,423	875,254	873,241
Total liabilities	8,711,785	8,706,568	5,775,700	5,773,687
Total SVBFG stockholders’ equity	988,751	991,356	676,654	676,369

Revised Compensation Disclosure

In determining which executives were “named executive officers” (“NEOs”) for whom disclosure was required in the Summary Compensation Table set forth in the Company’s Proxy Statement, the Company erroneously included compensation expense relating to certain performance-based restricted stock awards. The Compensation Committee determined that the restricted stock awards were not earned, so inclusion of the expense relating to these awards overstated the compensation of the Company’s executives. In correcting the amount of compensation to recognize with respect to these restricted stock awards, it was determined that the total compensation for Harry Kellogg exceeded the total compensation for Mark MacLennan by $60.24 and therefore Mr. Kellogg should have been designated a “named executive officer” and had his compensation reflected in the compensation tables.

In addition, the Company reported in its Proxy Statement that the Compensation Committee of the Company’s Board of Directors approved in January 2009: (i) incentive payments for Michael Descheneaux and Dave Webb of $160,000 and $150,000, respectively, and (ii) payments under its Retention Plan for the year 2008 for each of its named executive officers identified in the Proxy Statement. As reported in the Proxy Statement, due to the enactment of the American Recovery and Reinvestment Act of 2009 (the “ARRA”), the Company declined to make these payments at the time of the filing of the Proxy Statement, until it concluded it was legally permitted to do so. As a result, these incentive payments were not reflected as paid compensation in the Company’s Proxy Statement.

Subsequently in June 2009, the U.S. Treasury Department issued regulations implementing the executive compensation provisions of ARRA, which clarified the permissibility of these outstanding payments. As a result, these payments were paid by the Company on July 2, 2009, and are included in the Summary Compensation Table below.

Set forth below is compensation information for the Company’s named executive officers for fiscal year 2008, updated to reflect the items discussed above:

2008 NEO Performance-Contingent Restricted Stock Unit Structure

The table below sets forth the target restricted stock unit awards Mr. Kellogg was entitled to earn for 2008 based on the Company’s actual return on equity (“ROE”) performance:

Shares
Metric: Achieve Budgeted 2008 ROE, adjusted to exclude the impact of share repurchases (1)	Harry Kellogg
No award - ROE of 12.42% or less (less than 90% of budget)	0
Threshold - ROE of 12.43% to 13.80% (90.0% to 99.99% of budget)	1,225
Target - ROE of 13.81% to 15.18% (100% to 109.99% of budget)	2,450
Above Target - ROE of 15.19% (110% of budget or more)	3,675

(1)	ROE is defined as the return on shareholders equity as reported on the Company’s 2008 financial statements, excluding share repurchases, with potential adjustment for extraordinary items (such as non-recurring accounting adjustments) as approved at the discretion of the Compensation Committee.

Summary Compensation Table

The following table sets forth the updated compensation paid to our named executive officers for the year ended December 31, 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Stock Awards ($) (3)	Stock Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Plan Compensation ($)	All Other Compensation ($)		Total ($)
Ken Wilcox Chief Executive Officer	2008	$697,027	$0		$285,286	$473,881	$0	$0	$139,336	(4)	$1,595,530

Michael Descheneaux Chief Financial Officer	2008	$316,679	$160,000	(2)	$148,972	$112,895	$0	$0	$111,020	(5)	$849,566

Greg Becker President, Silicon Valley Bank	2008	$416,618	$0		$156,708	$232,416	$0	$(56,041)	$101,269	(6)	$850,971

Dave Webb Chief Operations Officer	2008	$293,165	$150,000	(2)	$66,065	$241,958	$0	$(52,525)	$56,707	(7)	$755,371

Harry Kellogg Head of Strategic Relationships	2006	$311,262	$200,000		$222,297	$282,910	$0	$0	$140,922	(8)	$1,157,392
	2007	$323,012	$357,500		$163,113	$229,120	$0	$0	$225,117	(9)	$1,297,863
	2008	$338,446	$110,000		$81,693	$158,869	$0	$0	$92,902	(10)	$781,911

(1)	We have reflected values for the Company’s Incentive Compensation Plan (“ICP”) program under the Bonus column because the ICP program provides for the Compensation Committee’s discretion to make final determinations on individual incentives. We therefore have classified these payments as part of a discretionary plan which should appear as a Bonus (as opposed to Non-Equity Incentive Plan Compensation).

(2)	These incentive compensation cash awards for 2008 performance for Messrs. Descheneaux and Webb were paid on July 2, 2009.
(3)	Values indicated for stock awards and stock option awards reflect the recognized FAS123R compensation expense, before reflecting assumed forfeitures, during the fiscal year for all stock or stock option awards.
(4)	Other compensation for Ken Wilcox in 2008 includes: (a) 401(k) Savings Plan matching contribution of $11,500; and (b) health and welfare benefits of $17,161 paid by the Company. Also included is a 2008 Retention Plan payment of $110,676 paid on July 2, 2009.
(5)	Other compensation for Michael Descheneaux in 2008 includes: (a) special spot incentive of $1,000 paid in January 2008; (b) 401(k) Savings Plan matching contribution of $11,500; (c) health and welfare benefits of $16,869 paid by the Company; and (d) $68,905 in company-paid housing provided as part of his relocation arrangement. Also included is a 2008 Retention Plan payment of $12,747 paid on July 2, 2009.
(6)	Other compensation for Greg Becker in 2008 includes: (a) special spot incentive of $1,000 paid in January 2008; (b) 401(k) Savings Plan matching contribution of $11,500; and (c) health and welfare benefits of $18,011 by the Company. Also included is a 2008 Retention Plan payment of $70,758 paid on July 2, 2009.
(7)	Other compensation for Dave Webb in 2008 includes: (a) special spot incentive of $1,000 paid in January 2008; (b) 401(k) Savings Plan matching contribution of $11,500; and (c) health and welfare benefits of $16,701 paid by the Company. Also included is a 2008 Retention Plan payment of $27,506 paid on July 2, 2009.
(8)	Other compensation for Harry Kellogg in 2006 includes: (a) Retention Plan payment of $114,558; (b) Employee Stock Ownership Plan contribution of $11,258; and (c) health and welfare benefits of $15,106 paid by the Company.
(9)	Other compensation for Harry Kellogg in 2007 includes: (a) Retention Plan payment of $197,139; (b) Employee Stock Ownership Plan contribution of $15,730; and (c) health and welfare benefits of $12,249 paid by the Company.
(10)	Other compensation for Harry Kellogg in 2008 includes: (a) special spot incentive of $1,000 paid in January 2008; (b) health and welfare benefits of $12,643 paid by the Company. Also included is a 2008 Retention Plan payment of $79,260 paid on April 3, 2009.

Grants of Plan-Based Awards

The following table sets forth all plan-based awards, including both equity awards and non-equity incentive awards under plans, made to Mr. Kellogg during the year ended December 31, 2008.

Name	Grant Date	Compensation Committee Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (2)	All Other Option Awards: Number of Securities Underlying Options	Exercise of Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Harry Kellogg	April 29, 2008	March 24, 2008							0			$0
Harry Kellogg	April 29, 2008	March 24, 2008								7,850	$48.76	$105,260

(1)	For the performance-contingent restricted stock unit grants to Mr. Kellogg made in 2008, the performance achievement was determined at fiscal year end (“FYE”) based upon the performance criteria presented previously under the section of the Compensation Discussion and Analysis entitled “Equity Incentive Plan”. Since the achievement under this performance-contingent restricted stock unit grant was actually determined at FYE, there are no estimated future payouts to be disclosed in the table above under this column. Please refer to footnote (2) below and our discussion under “Equity Incentive Plan” in the Proxy Statement which incorporates a tabular description of our performance-based equity compensation structure for 2008, including threshold and maximum awards.
(2)	The restricted stock unit grant was structured to be entirely contingent upon the Company achieving at least 90% of its targeted ROE for 2008. The number of restricted stock units actually granted to Mr. Kellogg was scaled based on the percentage of actual ROE and expense growth achieved against target. The minimum performance criteria was not met, thus no restricted stock units were actually earned.

Option Exercises and Stock Vested

The following table sets forth the number of securities underlying equity awards that vested (in the case of restricted shares) or were exercised (in the case of stock options) by Mr. Kellogg during the year ended December 31, 2008, and the value realized upon such vesting or exercise.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Harry Kellogg	21,000	$912,913	1,171	$63,222

Outstanding Equity Awards at Fiscal Year End

The following table sets forth all outstanding equity awards to Mr. Kellogg as of December 31, 2008. The exercise price for each of the above stock option grants is equal to the closing market price on the grant date. Each stock option grant vests in equal annual installments over a four year period. Vesting for the restricted stock units is set forth in footnote (1) of the “Grants of Plan-Based Awards” table.

Name	OPTION AWARDS						STOCK AWARDS
	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price (per option)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested
Harry Kellogg	10,000			0	$23.688	04/20/2010
	2,500			0	$31.188	10/18/2010
	25,000			0	$26.400	04/19/2011
	15,000			0	$26.000	11/16/2011
	15,000			0	$31.290	04/17/2012
	15,000			0	$17.070	11/08/2012
	15,000			0	$36.560	04/23/2011
	7,500	2,500	(1)	0	$46.310	04/26/2012
	3,750	3,750	(2)	0	$50.380	05/02/2013
	1,463	4,387	(3)	0	$52.720	05/22/2014
	0	7,850	(4)	0	$48.760	04/29/2015
							3,450	(5)	$90,494	0	$0

(1)	2,500 options will vest on April 26, 2009.
(2)	1,875 options will vest on May 2, 2009; and 1,875 options will vest on May 2, 2010.
(3)	1,463 options will vest on May 22, 2009; 1,462 options will vest on May 22, 2010; and 1,462 options will vest on May 22, 2011.
(4)	1,963 options will vest on April 29, 2009; 1,963 options will vest on April 29, 2010; 1,962 options will vest on April 29, 2011; and 1,962 options will vest on April 29, 2012.
(5)	3,450 restricted stock units will vest on December 3, 2009. (These restricted stock units were granted in 2007 and were subject to performance- and time-based vesting. Performance criteria was met in 2007.)

Non-Qualified Deferred Compensation

The following table sets forth information about Mr. Kellogg’s contributions to, earnings from, and distributions of non-qualified deferred compensation under the Company’s Deferred Compensation Plan. The Company does not maintain any other nonqualified deferred compensation program for its NEOs.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Harry Kellogg	N/A	N/A	N/A	N/A	N/A

Payments Upon Termination Of Employment

The tables below set forth payments upon termination of employment that Mr. Kellogg would otherwise be entitled to but for restrictions under the ARRA.

	HARRY KELLOGG, VICE CHAIRMAN, SILICON VALLEY BANK, AND HEAD OF RELATIONSHIP MANAGEMENT
Compensation and Benefits	Voluntary Resignation	Involuntary Termination For Cause	Involuntary Termination (Not for Cause)	Involuntary or for Good Reason After Change-in- Control	Death	Disability
Cash severance pay	$0	$0	$338,000	$574,600	$0	$0
Market value of vested, exercisable stock options (1)	$166,270	$0	$166,270	$166,270	$166,270	$166,270
Market value of unvested stock options which would vest (2)	$0	$0	$0	$0	$0	$0
Market value of unvested restricted stock which would vest (3)	$0	$0	$0	$90,494	$0	$0
Company-paid health benefits	$0	$0	$15,396	$15,396	$0	$0
Accelerated retirement plan vesting (4)	$0	$0	$0	$0	$0	$0
Company-paid outplacement benefits	$0	$0	$7,500	$7,500	$0	$0
Deferred Compensation Plan balance payable (5)	$0	$0	$0	$0	$0	$0
280G tax gross-up	$0	$0	$0	$0	$0	$0

TOTAL	$166,270	$0	$527,166	$854,259	$166,270	$166,270

(1)	The market value of vested, exercisable stock options is calculated assuming a market value of $26.23 per share (the closing share price at FYE).
(2)	The market value of unvested stock options which would accelerate in vesting under a Change in Control is calculated assuming a market value of $26.23 per share (the closing share price at FYE).
(3)	The market value of unvested restricted stock which would accelerate in vesting under a Change in Control is calculated assuming a market value of $26.23 per share (the closing share price at FYE).
(4)	Mr. Kellogg was 100% vested in his retirement plan account at FYE.
(5)	Mr. Kellogg does not participate in our Deferred Compensation Plan.

This report amends the following items included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008:

•	“Selected Consolidated Financial Data” under Part II, Item 6;

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations” under Part II, Item 7;

•	“Consolidated Financial Statements and Supplementary Data” under Part II, Item 8; and

•

“Compensation Discussion and Analysis” and “Compensation for Named Executive Officers” in the Company’s Definitive Proxy Statement filed March 30, 2009, which is incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

This report does not change any information contained in any other item of the Company’s Form 10-K for the year ended December 31, 2008 as originally filed on March 2, 2009. This report does not reflect events that have occurred after the original filing date of the Form 10-K, except as described above. The revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data for the years ended December 31, 2008, 2007, and 2006 and the revised Selected Consolidated Financial Data for the years ended December 31, 2008, 2007, 2006, 2005, and 2004 are incorporated by reference in this Item 8.01 and are attached to this current report on Form 8-K as Exhibit 99.1. This report should be read in conjunction with our 2008 Form 10-K (except for Items 6, 7, and 8 of Part II, which are contained in this report) and the Proxy Statement (except to the extent updated in this report).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
12.1	Ratio of Earnings to Fixed Charges and Preferred Dividends

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of SVB Financial Group, as of December 31, 2008 and December 31, 2007, and for each of the years in the three-year period ended December 31, 2008, and revised Selected Consolidated Financial Data for each of the years ended December 31, 2008, 2007, 2006, 2005, and 2004, including the Report of Independent Registered Public Accounting Firm dated March 2, 2009 and November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2009	SVB FINANCIAL GROUP

	By:	/s/ MICHAEL DESCHENEAUX
	Name:	Michael Descheneaux
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
12.1	Ratio of Earnings to Fixed Charges and Preferred Dividends

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of SVB Financial Group, as of December 31, 2008 and December 31, 2007, and for each of the years in the three-year period ended December 31, 2008, and revised Selected Consolidated Financial Data for each of the years ended December 31, 2008, 2007, 2006, 2005, and 2004, including the Report of Independent Registered Public Accounting Firm dated March 2, 2009 and November 16, 2009.